                                                                 Exhibit 10.43


                                   THIS LEASE



          MADE AS OF THIS 28 day of January, 1999 between HUBCO, Inc., a New Jersey Banking Corporation having its principal place of business at 1000 MacArthur Boulevard, Mahwah, N.J. 07430, hereinafter referred to as the "LANDLORD", and NATIONAL INTEGRITY LIFE INSURANCE COMPANY, INC., a corporation of the State of New York, located at 35 Matthews Avenue, Goshen, New York, hereinafter referred to as the "TENANT",


                                  WITNESSETH:

                             ARTICLE I - PREMISES

          The LANDLORD, in consideration of the rents, covenants, agreements and stipulations hereinafter set forth demises and leases to the TENANT and TENANT hereby agrees to lease and take, upon the terms and conditions hereinafter set forth, those certain premises existing and described on Schedule A, commonly known as a portion of the second floor, 35 Matthews Street, Goshen, New York. Said rental area shall consist of approximately 4,225 square feet and is hereinafter called the "Premises," or the "premises."

          The use and occupation by the TENANT of the premises shall include the use in common with others entitled thereto of the common areas (such as lavatories, elevator, hallways, entryways, stairways), sidewalks, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this lease.

                            ARTICLE II - TERM

          The term of this Lease and TENANT's obligation to pay rent hereunder shall commence on or about January 1, 1999. Both parties will execute a Commencement Letter verifying the actual commencement date of this lease. The term of this Lease shall end on the last day of the fifth consecutive full lease year as said term "lease year" is hereinafter defined, on December 31, 2003.

          The term "lease year" as used herein shall mean a period of twelve
(12) consecutive full calendar months. The first lease year shall begin on the date of commencement of the term hereof if the date of commencement of the term hereof shall occur on the first day of a calendar month; if not, then the first lease year shall commence upon the first day of the calendar month next following the date of commencement of the term hereof. Each succeeding lease year shall commence upon the anniversary date of the first lease year.


                                    (1)

                            ARTICLE III - RENT


          (A) LANDLORD reserves and TENANT covenants to pay to LANDLORD without demand, at HUBCO, Inc., 1000 MacArthur Boulevard, Mahwah, New Jersey 07430, Attention: Facilities Manager, or at such other place as may hereafter be designated in writing by LANDLORD, on the days and in the manner herein prescribed for the payment thereof, rent for the Premises as follows:

          During Years One and Two of the lease, a fixed guaranteed minimum annual rent, herein called "Minimum ANNUAL Rent" of $65,487.50 ($15.50 psf) is due and payable in equal monthly installments of $5,457.30 Dollars, on the first day of each month. During Years Three, Four, and Five, the fixed guaranteed Minimum Annual Rent will be $69,712.50, ($16.50 psf) due and payable in equal monthly installments of $5,809.37, on the first day of each month.

          In addition to the fixed guaranteed Minimum Annual Rent, Tenant shall pay to Landlord an amount equal to $1.50 psf annually for electricity, as noted in Article V. For all other operating expenses and real estate taxes, Tenant shall pay its proportionate share (10.3%) of the increase in operating expenses and real estate taxes over the base year, the base year being 1999. Tenant's proportionate share of operating expenses (including electricity) and real estate taxes shall be deemed Additional Rent, and shall also be due and payable on the first day of each month.

          In the event the monthly Minimum Annual Rent payment, or additional rent as hereinafter established, is not received by LANDLORD within five (5) days of its due date, then a late charge shall be incurred by TENANT in the amount of seven (7%) percent of the aggregate payment then due. Said late charge shall be cumulative for each late payment, and shall be paid at the next monthly payment.

                              ARTICLE IV - USE

          The premises shall be used and occupied by TENANT as a sales office, for the purpose of marketing life insurance, annuities, and other financial products only, and for no other purpose, and such use and occupancy shall be in compliance with all applicable laws, orders, ordinances, requirements and regulations of any governmental authority having jurisdiction. It shall be TENANT's responsibility to secure a certificate of use from Municipality, if same be required, or any other required governmental permits, at its sole cost and expense.

          TENANT agrees to keep and maintain the Premises as an attractive area both in its physical characteristics and appearance, subject only to ordinary use, wear and tear and occupancy.


                                     (2)

     TENANT shall keep the area in front of and around the Premises free from any unreasonable obstructions, dirt, refuse and debris of any kind and shall keep the Premises and the exterior and interior of all windows, doors and all other glass or plate glass fixtures in a neat and clear condition, reasonable wear and tear excepted.

                             ARTICLE V - UTILITIES

     TENANT shall be responsible for the payments to the Landlord for electricity, in the amount of $1.50 psf annually, $528.12 monthly, payable as Additional Rent, on the first day of each month. In no event shall LANDLORD be liable for an interruption or failure in the supply of any utilities to the Premises, unless caused by or resulting from Landlord's negligence or willful misconduct.

     It is expressly agreed that heating and cooling will only be provided to the demised premises between the hours of 7:00 a.m. and 8:00 p.m. Monday through Friday. No heating or cooling shall be provided on weekends, legal holidays or during other weekend hours.

                             ARTICLE VI - REPAIRS

(A) LANDLORD:

     Except as hereinafter provided to the contrary, LANDLORD shall attend to all necessary repairs to the roof, to maintenance of the exterior of the building and the Premises, to keep the plumbing and sewage system outside of the Premises in good order, condition and repair and to make necessary structural repairs. All other maintenance affecting the premises shall be the responsibility and direct expense of TENANT, unless caused by or resulting from Landlord's negligence of willful misconduct.

(B) TENANT

     TENANT shall keep the Premises in good repair and in a clean and sanitary condition, free from rubbish, inflammable or other objectionable materials and shall repair, redecorate, paint and renovate the Premises (including any exterior portions thereof installed and/or constructed by TENANT) as may be necessary to keep the Premises in proper condition and good repair, reasonable wear and tear excepted. TENANT, in addition, shall make any and all other repairs to the Building, the Premises and facilities required as a result of the misconduct, negligence, abuse or misuse of the Building, the Premises and facilities by TENANT, its agents, servants, employees of invitees. If TENANT refuses or neglects to commence repairs within ten (10) days after written demand, or adequately to complete such repairs within a reasonable time thereafter, LANDLORD may make the repairs (but shall be under no obligation to do so) without liability


                                       (3)
to TENANT for any loss of damage that may accrue to TENANT's business by reason thereof, unless caused by or resulting from Landlord's negligence or willful misconduct, and if LANDLORD makes such repairs, TENANT shall pay to LANDLORD on demand, the cost thereof. Without limiting the generality of TENANT's undertaking as above stated, TENANT agrees to maintain and repair all fixtures, interior walls, floors, ceilings, permitted signs and all interior appliances in the Premises, and to replace all damaged glass and glass windows in the Premises, unless such glass or glass windows are on the exterior of the Premises or such damage is caused by Landlord's negligence or misconduct.

     TENANT wishes to utilize a rolling filing system that is currently permanently affixed to the Premises, and LANDLORD grants permission for TENANT to utilize the system, however, LANDLORD makes no representations or warranties regarding the age, condition, working order, suitability, safety or advisability of the system, and bears no liability to the users of the system. The cost of repairs or maintenance of this rolling filing system shall solely be the responsibility of the TENANT.

(C) COMMON AREAS:

     LANDLORD shall provide snow removal service to the entire paved portion of the land and sidewalks during seasonal periods of accumulations of ice and snow. Said snow removal service shall provide expeditious removal when accumulations of ice or snow are in excess of three (3") inches. LANDLORD shall also provide electrical fixtures and lighting of common areas. LANDLORD shall keep all common paved areas properly maintained and repaired.

                           ARTICLE VII - ALTERATIONS

     TENANT shall make no alterations, decorations, installations, additions or improvements in or to the Premises without LANDLORD's prior written consent, which consent shall not be unreasonably withheld, and then only by contractors or mechanics approved by LANDLORD. All such work, alterations, decorations, installations, additions or improvements shall be done at TENANT's sole cost and expense. All alterations, decorations, installations, additions or improvements upon the Premises, made by either party (excepting only TENANT's moveable fixtures) shall, unless LANDLORD shall elect otherwise, (which election shall be made by giving a notice not less than thirty (30) days prior to the expiration or other termination of this Lease or any renewal or extension thereof) become the property of LANDLORD, and shall remain upon, and be surrendered with, the Premises as a part thereof at the end of the term. In the event LANDLORD shall elect otherwise, as to any such alterations, decorations, installations, additions or improvements made by TENANT upon the Premises, the same shall be removed by TENANT and TENANT shall restore the Premises to the condition existing immediately prior to such alterations, decorations, installations, additions or improvements and such removal and restoration shall be at TENANT's own cost and expense.


                                       (4)

     No signs of any kind shall be erected, painted on windows or doors, or be displayed in any manner without the prior written consent of LANDLORD, which shall not be unreasonably withheld.

                       ARTICLE VIII - INSURANCE INDEMNITY

     TENANT shall not do anything in or about the Premises, which will in any way impair or invalidate the obligation of any policy of insurance on or in reference to the Premises or the Building.

     (A) During the entire term of this Lease or any extension thereof, TENANT shall keep in full force and effect, at its expense, a policy or policies of public liability insurance issued by an insurer or insurers approved by LANDLORD, with respect to the Premises and the business of TENANT and any subtenant, licensees or concessions on terms approved in writing by LANDLORD, in which both TENANT and LANDLORD shall be covered under reasonable limits of liability of not less than FIVE HUNDRED THOUSAND and 00/100 ($500,000.00) DOLLARS for injury or death to any one (1) person and ONE MILLION and 00/100 ($1,000,000.00) DOLLARS for injury or death to more than one (1) person, and ONE HUNDRED THOUSAND and 00/100 ($100,000.00) DOLLARS with respect to property damage.

     (B) TENANT shall furnish LANDLORD with certificates of coverage issued by the insurance carriers providing coverage to LANDLORD as hereinabove provided and such insurance policies and certificates issued to LANDLORD by the insurers as evidence of such coverage shall be endorsed substantially as follows:

     "It is understood and agreed that the insurer will give to the LANDLORD, thirty (30) days prior written notice of any material change in or cancellation of this policy."

Renewal policies or certificates evidencing such insurance shall be furnished at least ten (10) days prior to the expiration of the respective insurance policies. Tenant shall provide to Landlord, annually, a renewed and valid Certificate of Insurance showing at least the above-mentioned limits of coverage, and naming Landlord as an additional insured.

     (C) TENANT agrees that the use by itself, its agent, contractors, employees, invitees and servants of the Premises and the Building and the facilities therein is at its own risk and hereby releases LANDLORD and its agents, servants, contractors and employees from all claims and demands of every kind resulting from any accident, damage or injury occurring therein except if such claim should arise from the LANDLORD'S negligence or willful misconduct.


                                       (5)

     (D) TENANT agrees to indemnify and save harmless the LANDLORD from and against any and all claims and demands of third persons (including but not limited to, those for death, for personal injuries, or for loss of or damage to property) arising, directly or indirectly, out of or in connection with the business conducted in the Premises or (without limiting the foregoing) as a result of any acts, omissions or negligence of TENANT, or any concessionaire, or their respective contractors, licensees, invitees, agents, servants or employees in or about the Premises, and from and against all costs, expenses and liability (including but not restricted to, reasonable counsel fees and disbursements) occurring in or in connection with any such claim or proceeding brought thereon, excluding claims resulting from LANDLORD'S negligence or willful misconduct.

     (E) LANDLORD shall not be responsible or liable to TENANT for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining premises or any part of the premises adjacent to or connected with the Premises or any part of the Building or of any persons transacting any business in the Building or present in the Building for any other purpose or for any loss or damage resulting to TENANT or its property from any burst, stopped or leaking water, gas, sewer, sprinkler, steam or other pipes or plumbing fixtures or from any failure of or defect in any electric line, circuit or facility, unless caused by or resulting from Landlord's negligence or willful misconduct.

     (F) LANDLORD shall secure fire insurance and Standard Extended Coverage in an acceptable amount so as to provide "full insurable value" on the entire Building. The aggregate premium cost of such insurance coverage shall be pro rated to TENANT as its proportionate share of Common Costs, and any increase in premium over the base year of 1998, shall be payable monthly by Tenant as Additional Rent, all as set forth in Article III.

     (G) LANDLORD shall secure general liability insurance affecting the common areas against claims for bodily injuries, death or property damage pertaining to said common areas in the amounts of at least $1,000,000.00/$3,000,000.00 and $500,000.00 for property damage. The aggregate premium cost of such insurance coverage shall be pro rated to TENANT as its proportionate share of common costs and shall be payable by TENANT as Additional Rent all as set forth in Article III.

       ARTICLE IX - DESTRUCTION OF PREMISES BY FIRE (TOTAL OR PARTIAL)

     In the event of the total destruction of the Building or the Premises by fire or other casualty, during the term hereby created or prior thereto, or in the event of such partial destruction thereof as to render the Premises wholly untenable or unfit for occupancy, then in either event, unless such damage can, in the reasonable opinion of LANDLORD be repaired within ninety
(90) days after its occurrence, this Lease and the term hereby created shall cease and become null and void from the date of such damage or destruction, and TENANT shall upon

                                       (6)
written notice from LANDLORD, then immediately surrender the Premises and all interest therein to LANDLORD, and TENANT shall pay rent within said term only to the time of such damage or destruction. If, however, in LANDLORD's reasonable opinion, the damage as aforesaid can be repaired within ninety(90) days from the occurrence thereof, LANDLORD shall (unless LANDLORD shall elect not to repair or rebuild, as hereinafter provided) repair the Premises with all reasonable speed, and this Lease shall continue in full force and effect, but all Rent payments hereunder shall abate from the occurrence of the damage, until the completion of such repairs. If, however, such damage is due to the fault or negligence of TENANT, TENANT's servants, agents, employees, visitors or licensees, the damage shall be repaired by LANDLORD at Tenant's expense, (unless LANDLORD shall elect not to repair or rebuild as hereinafter provided) and this Lease shall continue in full force and effect, but there shall be no such abatement of rent.

     In the event of the partial destruction of the Building or Premises by fire or other casualty, during the term hereby created or prior thereto, which such partial destruction does not render the Premises wholly untenantable or unfit for occupancy, LANDLORD shall (unless LANDLORD shall elect not to repair or rebuild as hereinafter provided) repair the damage with all reasonable speed, and this Lease shall continue in full force and effect, but until the completion of such repairs the Minimum Annual Rent and electricity payments shall abate in proportion to the area of the Premises which is unusable by TENANT. If, however, such damage is due to the fault or neglect of TENANT, TENANT's servants, agents, employees, visitors or licensees, the damage shall be repaired by LANDLORD at Tenant's expense (unless LANDLORD shall elect not to repair or rebuild as hereinafter provided) and this Lease shall continue in full force and effect, but there shall be no such abatement of rent.

     In the event that the Building of the Premises shall be so lightly damaged by fire or other casualty so as not to substantially affect the operation of TENANT's business in the Premises, then in that event, there shall be no abatement of rent and this Lease shall continue in full force and effect, and LANDLORD shall enter and repair the damage with all reasonable speed.

     Notwithstanding anything contained herein to the contrary, if during the last year of the term of this Lease the Premises or the Building shall be so damaged by fire or other casualty that LANDLORD decides in its sole judgment not to repair or rebuild, then LANDLORD may terminate this Lease and the term hereby created by giving TENANT written notice of such termination within sixty (60) days after the happening of such damage, and thereupon this Lease and the term hereby created shall cease and terminate as of the date of the happening of such damage, and rent and all other charges payable by TENANT shall be pro rated to the day of such damage.

     In case of any damage by fire or other casualty, TENANT shall immediately notify LANDLORD.


                                    (7)

                       ARTICLE X - EMINENT DOMAIN


     If substantially all of the Premises shall be taken by any public authority under the power of eminent domain, then the term of this Lease shall cease as of the day possession shall be taken by such public authority and TENANT shall pay rent and all other charges only to the time of such taking.

     If more than one-third (1/3) of the Premises shall be taken under eminent domain, TENANT shall have the right to terminate this Lease, or subject to LANDLORD's right of termination as hereinafter in this Article set forth, to continue in possession of the remainder of the Premises, and TENANT shall notify LANDLORD in writing, within ten (10) days after such taking, of TENANT's election.

     In the event TENANT elects to remain in possession, all the terms herein provided shall continue in effect and LANDLORD, at its own cost and expense, shall make all necessary repairs and alterations to the basic building and interior of the physical structure so as to constitute the remaining premises a complete architectural unit. In such event, the Minimum Annual Rent shall be reduced in proportion to the loss of floor area in the Premises. If, however, the unexpired portion of the term of this Lease shall be three (3) years or less at the date of the taking of any portion of the Premises or the Building (without regard to the amount of space taken), LANDLORD may, by written notice to TENANT, given within thirty (30) days after the date of such taking, terminate this Lease and TENANT shall pay rent and all other charges only to the time of such termination.

     In any event, all damages and compensation for taking under the power of eminent domain, whether for the whole or a part of the Premises, shall belong to and be the property of LANDLORD, whether such damages shall be awarded as compensation for diminution in value of the leasehold or of the fee, and TENANT hereby sets over and assigns to LANDLORD any part of such award awarded to it under such circumstances.

                 ARTICLE XI - ASSIGNMENT OR SUBLETTING, ETC.

     TENANT agrees not to sell, assign, mortgage, pledge, or in any manner, transfer this Lease or any estate or interest thereunder and not to sublet the Premises or any part or parts thereof and TENANT further agrees not to permit any license or concessionaire therein without the prior written consent of LANDLORD in each instance, which shall not be unreasonably withheld. If this Lease be assigned or transferred in any manner whatsoever, such assignment or transfer shall be upon and subject to all of the covenants, provisions and conditions contained in this Lease, and notwithstanding any consent by LANDLORD to any such assignment or transfer or any subletting by TENANT, TENANT shall continue to be and remain liable hereunder. Any consent by LANDLORD to any such assignment, transfer, subletting, license or concession or other matter or thing contained in this Article shall not in any wise be construed to relieve



                                    (8)

TENANT from obtaining the prior consent of LANDLORD to any other or further such assignment, transfer, subletting, license, concession, matter or thing.

     All rental payments received by LANDLORD on account of assignment, subletting or otherwise shall be the property of LANDLORD and paid to LANDLORD as but in no event shall the Annual Minimum Rent or New Base Rent be reduced by virtue of said assignment or subletting. In the event that the New Base Rent paid by SubTenant is in excess of the Minimum Annual rent, the parties agree that such excess shall be divided equally between Landlord and Tenant.

                            ARTICLE XII - SURRENDER

     On the last day of the term demised, of the sooner termination thereof, TENANT shall peaceably surrender the Premises in good order, condition and repair, broom-clean, damage by unavoidable casualty, fire and reasonable wear and tear excepted. On or before the last day of the term or the sooner termination thereof, TENANT shall, at its expense, remove its fixtures and signs, unless otherwise directed by LANDLORD, from the Premises and any property not removed shall be deemed abandoned and may be removed and disposed of by LANDLORD and the expense of such removal shall be paid to LANDLORD by TENANT without any set off for the salvage value of goods so removed. If the Premises are not surrendered at the end of the term or the sooner termination thereof, TENANT shall indemnify LANDLORD against loss or liability resulting from delay by TENANT in so surrendering the Premises, including without limitation, claims made by an succeeding tenant founded on such delay. TENANT shall promptly surrender all keys for the Premises to LANDLORD at the place then fixed for payment of rent.

                             ARTICLE XIII - DEFAULT

The following shall be considered events of default under this Lease:

(A) the Tenant defaults in the payment of said rents or of any installments or part thereof, or in the payment of any other sum or any part thereof which may become due from TENANT to LANDLORD hereunder, at the times and in the manner provided herein, and remains in default for fifteen (15) days after such sums becomes due, or in any violation under Article III, or

(B) the Premises shall be deserted, abandoned or vacated, other than in accordance with the terms set forth herein, or

(C) the violation by TENANT of any of the covenants, agreements and conditions herein provided and the failure to cure such violation within fifteen (15) days after notice, in writing, of such violation by LANDLORD to TENANT.

                                     (9)

Then upon the happening of any such event of default, LANDLORD may, at its option, elect either to terminate this Lease or to enter the said Premises as the agent of TENANT, either by force or otherwise, without being liable for any prosecution or damage therefore, and relet the Premises as the agent of TENANT, and receive the rent therefor, upon such terms as shall be satisfactory to LANDLORD, and all rights of TENANT to repossess the Premises under this Lease shall cease and end upon such termination or entry. Such entry for reletting by LANDLORD shall not operate to release TENANT from any rent to be paid or covenants to be performed hereunder during the full term of this Lease. For the purpose of reletting, LANDLORD shall be authorized to make such repairs or alterations in or to the Premises as may be necessary to place the same in good order and condition. TENANT shall be liable for and hereby agrees to pay to LANDLORD the cost of such repairs or alterations and all expenses of such reletting. If the sum realized or to be realized from the reletting is insufficient to satisfy the rent provided in this Lease, LANDLORD, at its option, may require TENANT to pay such deficiency month by month (or at any greater intervals) or may hold TENANT in advance for the entire deficiency resulting from such reletting. TENANT agrees to pay, as Additional Rent, all reasonable attorney's fees and other expenses incurred by LANDLORD in enforcing any of TENANT's obligations under this Lease. No waiver by LANDLORD of any such breach, violation or default by TENANT shall constitute or be construed as a waiver of any other such breach, violation or default, nor shall lapse of time after such breach, violation or default by TENANT before LANDLORD shall exercise any right with respect thereto operate to defeat or adversely affect rights of LANDLORD.

                      ARTICLE XIV - INSOLVENCY OF TENANT

     At any time prior to or during the term of this Lease, if TENANT shall make an assignment for the benefit of its creditors; or if TENANT shall file a voluntary petition in bankruptcy; or if the affairs of TENANT shall be taken over by or pursuant to an order of any court or of any other officer or governmental authority pursuant to any federal, state or other statute or law; or if TENANT shall admit in writing its inability to pay debts generally as they become due; or if TENANT shall file any petition or answer seeking any reorganization, arrangement, composition, re-adjustment, liquidation, dissolution or similar relief under the present or any future bankruptcy act or any other present or future applicable federal, state or other other statute or law; or such proceedings shall have not been dismissed; or if within sixty (60) days after the appointment, without the consent or acquiescence of TENANT, of any trustee, receiver, or liquidator of TENANT or of all or any substantial part of its property, such appointment shall not have been vacated or stayed on appeal or otherwise, or if, within sixty (60) days after the expiration of any such stay, such appointment shall not have been vacated; or in the event corporate action shall be taken by TENANT in furtherance of any of the aforesaid purposes, then and in any such event, LANDLORD may at its option terminate this Lease and all rights of TENANT herein, by giving to TENANT notice in writing of the election of


                                      (10)

LANDLORD so to terminate, and in such event neither TENANT nor any person claiming by, through or under TENANT by virtue of any statute or of an order of any court shall be entitled to possession or to remain in possession of the Premises but shall forthwith quit and surrender the Premises. Such causes for the termination of this Lease as set forth in this Article shall constitute a default by TENANT and all rights and remedies stated or otherwise reserved under Article XIII hereof shall be available to LANDLORD.

                        ARTICLE XV - QUIET ENJOYMENT

     TENANT, subject to the terms and provisions of this Lease, on payment of the rent and observing, keeping and performing all of the terms and provisions of this Lease, shall lawfully, peaceably and quietly have, hold, occupy and enjoy the Premises during the term hereof subject, however, to all the provisions of this Lease. It is understood and agreed that this covenant, and any all other covenants of LANDLORD herein contained shall be binding on LANDLORD only during its ownership of the Premises. In the event LANDLORD shall sell or otherwise dispose of its interest in the Premises during the term of this Lease, such sale or other disposition shall operate to release and relieve LANDLORD from any further liability or obligation to TENANT hereunder. It is further understood and agreed that with respect to any services and/or facilities to be furnished by LANDLORD to TENANT, LANDLORD shall in no event be liable for failure to furnish the same when prevented from so doing by strikes, lockouts, breakdown, accident, order or regulation of or by any governmental authority, or failure of supply, or inability, by the exercise of reasonable diligence, to obtain supplies, parts or employees, or because of war or other emergency, or for any cause beyond LANDLORD's reasonable control, except for negligence and willful misconduct, and in no event shall LANDLORD ever be liable to TENANT for any indirect, consequential damage or punitive damages.

                        ARTICLE XVI - SECURITY DEPOSIT

     Prior to the inception of this Lease, Tenant has deposited with LANDLORD the sum of Ten Thousand Dollars ($10,000.00) to be held by LANDLORD, as security, without interest, for and during the term of this Lease, which deposit shall be returned to TENANT at the termination of this Lease provided there has been no breach of the undertakings of TENANT. In no instance shall the amount of such security deposit be considered as a measure of liquidated damages. All or any part of the said deposit may be applied by LANDLORD in total or partial satisfaction of any default by TENANT. The application of all or any part of the deposit to any obligation or default of TENANT under this Lease shall not deprive LANDLORD of any other rights or remedies LANDLORD may have nor shall such application by LANDLORD constitute a waiver by LANDLORD. If all or any part of the security deposit is applied to an obligation of TENANT hereunder, LANDLORD shall have the right to call upon TENANT to restore the said security deposit to its original amount by giving notice to TENANT and TENANT shall immediately restore such security deposit by payment thereof to LANDLORD. TENANT shall not have the right to call upon LANDLORD to apply all or any part of the security deposit to


                                     (11)
cure any default or fulfill any obligation of TENANT, but such use shall be solely in the discretion of LANDLORD. It is distinctly understood and agreed that should LANDLORD convey its interest under this Lease, the said security deposit may be turned over by LANDLORD to LANDLORD's grantee or transferee, and upon any such delivery of the deposit, TENANT hereby releases LANDLORD herein named of any and all liability with respect to the deposit, its application and return, and TENANT agrees to look solely to such grantee or transferee, and it is further understood that this provision shall also apply to subsequent grantees and transferees.

                          ARTICLE XVII - HOLDING OVER

     Any holding over by TENANT after the expiration of term of this Lease shall not operate except by written agreement to extend or renew this Lease or to imply or create a new Lease, but in such case LANDLORD's occupancy or to the treatment of TENANT's occupancy as a month-to-month tenancy. If TENANT's occupancy is treated as a month-to-month tenancy, then TENANT shall pay a fixed monthly minimum rent of an amount equal to double the monthly installment of the Minimum Annual Rent payable at the expiration of the lease, which shall be paid in addition to the Additional Rent charges set forth in this lease.

                        ARTICLE XVIII - MECHANIC'S LIENS

     TENANT shall not suffer any mechanics' notice of intention, stop notice, or lien to be filed against the Premises by reason of work, labor, services or materials performed or furnished to TENANT or to anyone holding the Premises through or under TENANT. If any such mechanics' notice of intention, stop notice, or lien shall at any time be filed against the Premises, TENANT shall forthwith cause the same to be discharged of record. If TENANT shall fail to cause such mechanics' notice of intention, stop notice, or lien to be discharged within thirty (30) days after being notified of the filing thereof, then, in addition to any other right or remedy of LANDLORD, LANDLORD may, but shall not be obligated to, discharge the same by paying the amount claimed to be due, and the amount so paid by LANDLORD and/or all costs and expenses, including reasonable attorneys' fees, incurred by LANDLORD in procuring the discharge of such lien, shall be deemed to be Additional Rent for the Premises and shall be due and payable by TENANT to LANDLORD on the first day of the next following month. Nothing in this Lease contained shall be construed as a consent on the part of LANDLORD to subject LANDLORD'S estate in the Premises to any lien or liability under the Mechanics' Lien Law of the State of New Jersey.


                                     (12)

                             ARTICLE XIX - NOTICES

    Any notice required or permitted under this Lease shall, unless otherwise specifically provided herein, be deemed sufficiently given or served if sent by regular mail addressed to TENANT at the Premises, with a copy to ARM Financial Group, 515 W. Market Street, Louisville, Kentucky 40202, Attn:
General Counsel, and to LANDLORD at the address then fixed for the payment of rent. Any such notice shall be deemed given as of the date of mailing. Either party may by like written notice at any time designate a different address to which notices shall subsequently be mailed. Notices shall be mailed to the following addresses:

    As to the Landlord:  Hubco, Inc.
                         Attn: Facilities Manager
                         1000 MacArthur Boulevard
                         Mahwah, NJ 07430

    With a copy to:      McBride Corporate Real Estate, National Services
                         851 Franklin Lake Road
                         Franklin Lakes, NJ 07417


            ARTICLE XX - ACCESS TO PREMISES BY LANDLORD, ETC.

    LANDLORD reserves the right to enter upon the Premises at reasonable hours to inspect the same, or to make repairs, additions or alterations to the Premises or other property, or to exhibit the Premises to prospective tenants, purchasers or others, and to enter at any time in the event of an emergency. With respect to the foregoing, Landlord shall use its best efforts to minimize disruption of Tenant's business.

    LANDLORD reserves the right to erect, use and maintain pipes, cables, conduits, plumbing, vents and wires in, on and through the Premises to the extent that LANDLORD may now or hereafter deem to be necessary or appropriate for the proper operation and maintenance of the Building.

                                      (13)

                        ARTICLE XXI - ENVIRONMENTAL MATTERS

    As a condition to leasing the premises, LANDLORD requires the TENANT to make certain representations and provide certain indemnities concerning (i) Hazardous Materials, as hereinafter defined, which may now exist on, in or under the Premises or otherwise affect it as a result of TENANT'S occupancy,
(ii) violations of Environmental Laws, as hereinafter defined, with respect to Premises; (iii) the release of Hazardous Materials from the Premises onto any surrounding property, and (iv) claims for injury to the Premises or the person or property of third parties as a result of Hazardous Materials existing, on or released from, the Premises during TENANT'S use and occupancy of the premises.

    TENANT hereby certifies and promises that:

    1. TENANT has not and will not use the premise for the generation, manufacture, storage, treatment, discharge or disposal of Hazardous Materials; and

    2.   The TENANT is in compliance with all Environmental Laws; and

    3. To Tenant's knowledge, there is no pending or threatened claim, action or proceeding by any governmental authority or third party against or respecting the TENANT, or the Premises; and

    4. To Tenant's knowledge, the Premises has not been used for activities which require compliance with the Industrial Site Recovery Act.

    TENANT hereby agrees at its sole cost and expense to indemnify, defend and hold Landlord, its shareholders, directors, officers, employees of any of its affiliates and any agents of representatives of the landlord
(collectively, the ""Indemnities'') harmless from and against any and all Loss and Damage (as hereinafter defined) arising from or out of:

    1. TENANT'S use of any Hazardous Materials existing on or after the Tenant's occupancy of the Premises, or subsequent hereto at or under the Premises; and

    2. The failure of the TENANT to be in full compliance on the date hereto with all Environmental Laws; and

                                      (14)

    3. Any release of any Hazardous Materials by the TENANT from the Premises onto any surrounding property; and

    4. Any injury occurring to the person or property of third parties as a result of the existence of Hazardous Materials in the Premises or released from the Premises onto surrounding property; provided, however, that such injury is caused by the release of Hazardous Materials in or under the Premises by Tenant, and not by Landlord, any of Landlord's other tenants, or any other person.

    TENANT hereby agrees to indemnify and hold the landlord harmless from any loss, costs or expense arising out of the enforcement of this Article XXI by the TENANT or the assertion by LANDLORD of any defenses to its obligations hereunder provided the LANDLORD prevails in any such action for enforcement of this Article XXI.

    As used in this Agreement:
    (A) The term "Loss or Damage" shall mean and include all costs, losses, damages, liabilities, obligations, penalties, litigation, proceedings, claims, causes of action, demands, defense costs, disbursements, judgements and the like, of whatever nature, including but not limited to reasonable attorneys' fees, experts' fees and other costs of litigation or administrative proceedings including preparation therefore, as well as (i) the costs of removal of any and all Hazardous Materials from all or any portion of the Premises or surrounding areas, and (ii) additional costs required to take necessary precautions to protect against the release of Hazardous Materials on, in, under or affecting the Premises into the air, any body of water, any other public domain or any surrounding areas, and (iii) costs incurred to comply, in connection with the Premises and surrounding areas, with all applicable Environmental Laws; and

    (B) The term "Environmental Laws" shall mean and include the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 US C. 9601 ET SEQ., the Resource Conservation and Recovery Act, 42 USC '6904, the Superfund Act (Hazardous Waste Material Fund), New York Environmental Conservation Law, 72-04, 72-0923, 72-131, ET SEQ., the Oil Spill Prevention Control and Compensation Act, New York Navigational Law, ET SEQ., and all other similar existing and future federal, state and municipal statutes and ordinances governing the environment, all as amended from time to time, together with all rules, regulations, opinions, orders, judgements and directives issued or promulgated pursuant to or in connection with any of the foregoing by the New York Department of Environmental Conservation, the US Environmental Protection, the U.S. Environmental Protection Agency, any bureau or subdivision thereof or any other governmental agency, court or entity having jurisdiction; and

                                      (15)

    (C) The term "Hazardous Materials" shall mean and include asbestos, any hazardous or toxic materials, wastes and substances which are defined, determined or identified as such in any Environmental Law or any judicial or administrative interpretation thereof.

    No delay on Landlord's part in exercising any right, power or privilege shall operate as a waiver of any such privilege, power or right.

    The promises and representations made in this Article shall survive the expiration of the lease.

    TENANT agrees to provide LANDLORD with copies of all annual State inspection reports from initial occupancy of the premises to date and further agrees to provide copies of future reports to LANDLORD immediately upon receipt during the term of this lease.

    Landlord warrants and represents that all Premises, the Building, and the associated common areas and grounds are, or will be at the time of commencement be and remain, in full compliance with all applicable federal, state, and local laws and regulations respecting hazardous wastes, materials, and emissions, or their production, storage, disposal or abatement ("Environmental Standards") as well as all Environmental Laws currently in effect. Landlord will defend, indemnify and hold Tenant harmless from any and all claims, demands, assessments, failure of this warranty, however, nothing in the foregoing shall exculpate Tenant from liability for its own acts or commissions causing any such failure of warranty. Notwithstanding anything to the contrary, Landlord shall not include within operating costs or other Additional Rent any costs or charges incurred in remedying any failure to comply with Environmental Standards or Environmental Laws including, without limitation, any associated legal defense costs, fines, or penalties.

                         ARTICLE XXII - TENANT'S WORK

    All work necessary to prepare the Premises for the TENANT's use and occupancy shall be done by the TENANT at TENANT'S sole cost and expense. Before the commencement of any such work, the TENANT shall submit detailed plans and specifications therefore to the LANDLORD and obtain the LANDLORD's written approval therefore. LANDLORD also reserves the right to approve or reject TENANT's proposed contractors. The TENANT of TENANT's contractor in the performance of such work shall obtain and pay for all permits and governmental authorities having jurisdiction thereof, and shall not interfere with other work being done in the Building or adjacent to the Premises, and shall comply with all rules the LANDLORD may make, and employ only contractors approved by LANDLORD.

    Prior to the commencement of any work, the TENANT's contractor shall obtain and maintain at its own expense, Workmen's Compensation, Protective Public Liability and Property Damage Insurance as will be acceptable to the LANDLORD and furnish the LANDLORD with certificates of such insurance indicating the LANDLORD as an insured.

                                      (16)

     TENANT agrees that it will procure all necessary permits before commencing such work. TENANT agrees to pay promptly when due the entire cost of any work done by or for TENANT upon the Premises so that the Premises shall at all times be free of liens for labor or materials. TENANT hereby guarantees full completion of all TENANT's work hereunder in compliance with this Lease and all applicable laws and ordinances.

                              ARTICLE XIII - PARKING

     No parking spaces shall be for the exclusive use of TENANT. TENANT shall not impair, hinder or otherwise utilize parking area for storage or any other purpose other than parking.

                              ARTICLE XXIV - OPTION TO RENEW

     Provided that Tenant shall not be in default of any terms, provisions, conditions or covenants herein at the time of the exercise of the option set forth in this Article XXIV, and at the time said option shall take effect, and provided further that Tenant is substantially physically occupying the Leased Premises as so to enable Tenant to carry out its business at the time of the exercise of the option set forth in this Article XXIV, and at the time said option takes effect, Tenant shall have the right to extend the term of this Lease for an additional period of five (5) years commencing on the date following the termination of the initial Term. Said option to extend the Term shall be on the same terms, conditions, provisions and covenants as are set forth herein, with the following exceptions:

     (a) The Minimum Annual Rent during the option period shall be at Fair Market Rent. The term "Fair Market Rent" shall mean the Minimum Annual Rent, (real estate taxes and operating expenses and other charges known as Additional Rent are excluded) per square foot of the Premises as of the date the option period commences (Adjusted
          Minimum Annual Rent), but in no event less than the Minimum Annual Rent payable by Tenant immediately prior to the "Adjusted Minimum Annual Rent." More specifically, it is defined as the Minimum Annual Rent then being charged to tenants under any new leases being made in the building or in comparable office buildings located in the Goshen and Orange County office market, "the Area." In addition, in determining the Fair Market Rent, no consideration shall be given to the following facts: (1) that no vacancy or reletting expenses will be incurred by Landlord (including without limitation, advertising or promotional expenses; (2) that Landlord shall not perform work at its expense for the Tenant or pay Tenant any special work allowance;
          (3) that Landlord shall not grant any rent concession to Tenant; and
          (4) that Tenant will not incur the cost and expense of (a) having to locate other premises in which to move, (b) designing and constructing improvements to same, (c) relocating to said new premises, and (d) having its operations disrupted during the relocation.


                                      (17)

     (b) If the parties cannot agree upon the Fair Market Rent within 30 days of Tenant's notice described in Article XXIV (B) herein, the Fair Market Rent shall be determined by two commercial real estate brokers, one selected by Landlord and one selected by Tenant, each at their own expense. With fifteen (15) days following said 30-day period described herein, Landlord and Tenant shall each notify the other of its selection of a commercial real estate broker with a minimum of five (5) years commercial real estate brokerage experience. Said brokers shall work together to ascertain said
          Fair Market Rent and shall each issue an opinion setting their determination. If the retained brokers cannot agree on the Fair Market Rent within seventy-five (75) days of Tenant's notice described in Article XXIV (B) herein, they shall select, within ninety days (90) of Tenant's notice described in Article XXIV (B), a third broker with equal qualifications, whose costs and expenses shall be borne equally by the parties, and whose decision as to Fair Market Rent, which must be made, within sixty (60) days of Tenant's notice described in Article XXIV (B) herein, shall be final. All brokers shall be independent, third-party brokers having at least five (5) years experience in commercial real estate brokerage in the area and shall not have been or thereafter be employed or retained by Landlord or any affiliate or Tenant or any affiliate in connection with this Lease or any other matter for a period of three (3) years and shall issue a written opinion setting forth such determination of Fair Market Rent. All brokers shall be instructed to follow and shall be bound by the directions outlined in subparagraph (a) above in making their determinations.

     (B) The right, option and privilege of the TENANT to renew this Lease as hereinabove set forth is expressly conditioned upon the Tenant delivering to the LANDLORD, in writing, sent certified mail, return receipt requested, seven (7) month's prior notice of its intention to renew, which notice shall be given to the LANDLORD by the TENANT no later than seven (7) months prior to the date fixed for termination of the original term hereinbefore provided.

                      ARTICLE XXVI - GENERAL PROVISIONS

     (A) This Lease does not create the relationship of principal and agent or of partnership or of joint venture or of any association between LANDLORD and TENANT, the sole relationship between LANDLORD and TENANT being that of LANDLORD and TENANT.

     (B) No waiver of any default of TENANT hereunder shall be implied from any omission by LANDLORD to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated. One or more waivers by LANDLORD shall not be construed as a waiver of a subsequent breach of the same covenant, term or condition. The receipt of rent by LANDLORD with knowledge of the breach of any TENANT obligation under this Lease shall not be deemed a waiver of such breach, unless such breach was for failure to pay rent.


                                      (18)

     (C) The consent to or approval by LANDLORD of any act by TENANT requiring LANDLORD's consent or approval shall not waive or render unnecessary LANDLORD's consent to or approval of any subsequent similar act by TENANT.

     (D) Each term and each provision of this Lease performable by TENANT shall be construed to be both an covenant and a condition.

     (E) No action required or permitted to be taken by or on behalf of LANDLORD under the terms of provisions of this Lease shall be deemed to constitute an eviction or disturbance of TENANT's possession of the Premises, provided action is taken in accord with Article XIII.

     (F) TENANT represents and agrees McBride Corporate Real Estate is the sole broker in this transaction, and that it has not directly or indirectly dealt with any other real estate broker in connection with this transaction. TENANT agrees to hold LANDLORD harmless from and against any claim for brokerage fees or commission from any other broker arising out of or in connection with this Lease.

     (G) Under no circumstances shall TENANT use any space outside the premises for the conduct of its business operations.

     (H) The submission of this Lease or a summary of some or all of its provisions for examination does not constitute a reservation of or option for the Premises, or an offer to Lease.

     (I) The topical headings of the several articles, paragraphs and clauses are not a part of this Lease, but are for convenience only and do not define, enlarge, limit or construe any of the provisions hereof.

     (J) This lease may not be changed or terminated nor may any provision hereof be waived orally.

     (K) The laws of the State of New York, without reference to New York principles regarding the conflict of laws, shall govern the validity, performance and enforcement of this Lease.



                                      (19)

     It is understood and agreed that all prior contemporaneous representations, statements, understandings and agreements, oral or written, between the parties hereto are merged in this Lease, which alone fully and completely expresses the parties agreement, and that this Lease is entered into after a full consideration, no party relying on any statement or representation or warranty not embodied in this lease.

     All of the parties hereto hereby waive trial by jury in any action, proceeding, or counterclaim involving any matter whatsoever arising out of, or in any way connected with this Lease or the relationship of the parties herein, or the right of any party to any relief or remedy.

     (L) The invalidity of one or more phrases, sentences, clauses or paragraphs contained in this Lease shall not affect the remaining portion of this Lease or any part thereof, and in the event that any one or more of the phrases, sentences, clauses or paragraphs contained in this Lease should be declared invalid by the final order, decree or judgment of a court of competent jurisdiction, this Lease shall be construed as if such invalid phrases, sentences, clauses or paragraphs had not been inserted herein.

     (M) TENANT shall not record this Lease.

     (N) The terms conditions and covenants hereof shall be binding upon and inure to the successors in interest of the parties hereto.

     (O) TENANT will make any and all repairs and changes to the Premises required by any and all applicable laws, ordinances, rules, regulations and decrees of any public body with jurisdiction, which repairs or changes are attributable to TENANT's use or possession of the Premises. All such changes not attributable to the TENANT's use or possession of the Premises, or attributable to the building as a whole, shall not be the responsibility of the TENANT. However, TENANT agrees to cooperate with and not interfere in the installation, construction, completion and continued maintenance of all such repairs or changes to the Premises of the benefit of other tenants in the Building or Buildings.

     (P) TENANT shall place signage on the 2nd floor hallway and the lobby area off parking lot, the copy the size to be subject to Landlord's approval, which shall not be unreasonably withheld.






                                     (20)

     IN WITNESS WHEREOF, the parties have signed their names and affixed their seals the day and year first above written.


ATTEST:

                          NATIONAL INTEGRITY LIFE INSURANCE COMPANY
                          A Corporation of New York,



/s/ [Illegible]           By: /s/ John R. Lindholm
--------------------         --------------------------------------
Assistant Secretary       Title: President
                          Date:  1/28/99


ATTEST:                   HUBCO, Inc.,
                          A Corporation of New Jersey


/s/ [Illegible]              /s/ [Illegible]
--------------------         --------------------------------------
                          Title: Executive Vice President
                          Date:  2/11/99


                                     (21)

                                    EXHIBIT A

                                 [FLOOR PLAN]













     EXHIBIT A
     ---------
PROPOSED SPACE FOR
ARM FINANCIAL GROUP AT
35 MATTHEWS ST., GOSHEN, NY